FOR IMMEDIATE RELEASE


CONTACT:    Bill Spencer             Jeff Ploen
       Imagenetix                    J. Paul Consulting Corp.
       (858) 674-8455                (303) 713-1629
       www.imagenetix.net            iploen@ix.net


       CAPITAL GROWTH, INC. ENTERS INTO LETTER OF INTENT
                  TO ACQUIRE IMAGENETIX, INC.

Provo, Utah - March 23, 2000 - Capital Growth, Inc. (OTCBB:CGTH) today announced that it has entered into a letter of intent to acquire 100% of the outstanding stock of Imagenetix, Inc. in exchange for newly issued stock of Capital Growth. The proposed transaction, structured to qualify as a tax-free reorganization, is subject to completion of a definitive agreement and will require approval of the companies' respective boards of directors and shareholders. A closing date is anticipated in mid-to-late May.

About Imagenetix, Inc.

Imagenetix, Inc. offers unique, competitively-priced and specifically formulated nutrient-enriched products. Formed in January, 1999, Imagenetix has acquired such top-tier domestic and international clients as Nikken, Noevir, Rexall Showcase, Natrol, Nature's Way, Heritage Health, Natural Victory, and others. Committed to the proposition that fully serving the client's needs will ultimately pay top dividends, Imagenetix not only develops and formulates a nutritional product, but also provides its clients with a commitment of support throughout all phases of the life of the nutritional product line. From the initial development of the product itself, to providing exclusive formulas, to designing labels and brochures, Imagenetix paves the way. In addition, the company will produce audio and video tapes in multiple languages, assist in regulatory compliance, and assume the responsibility of registering products to be sold internationally. Imagenetix also has the capability of providing top-notch scientific and marketing personnel to serve as speakers at client conventions to assist in the marketing of the products, and in all ways to help assure the success of the client's product launch and continued sales.

Imagenetix, Inc. is rapidly developing Globestar , its exclusive and proprietary multi-media, global interlinking B to B commerce system.
Globestar will enable business clients to process orders and access real time tracking information on their product orders. When fully functional, Globestar will also permit clients, manufacturers, and scientists from around the world to enter into select and confidential regions of the Globestar system to input product information, such as unique products and technologies. Globestar will serve as a global reference resource and will provide information on the hard-to-find or breakthrough ingredients in the nutraceutical industry as well as "the story" behind the development of particular products or compounds. Additional features of Globestar will allow for rapid registration of products in foreign countries on behalf of our clients.

About Capital Growth, Inc.

Capital Growth, Inc. shareholders will be asked to approve a 1 for 2 reverse split of Capital Growth stock simultaneously with the closing. The majority shareholder of Capital Growth will cancel shares at closing, and the total shares outstanding immediately following the closing is anticipated to be a maximum of 10,550,000 shares.

Further details of the letter of intent can be reviewed by accessing the Capital Growth 8K which can be viewed on the Edgar System at www.sec.gov.

Risk Disclosure

ALL FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE DEEMED BY THE COMPANY TO BE COVERED BY AND TO QUALIFY FOR THE SAFE HARBOR PROTECTION PROVIDED BY THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "1995 ACT"). SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS SHOULD UNDERSTAND THAT SEVERAL FACTORS GOVERN WHETHER ANY FORWARD-LOOKING STATEMENT CONTAINED HEREIN WILL BE OR CAN BE ACHIEVED. ANY ONE OF THOSE FACTORS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED HEREIN. THESE FORWARD-LOOKING STATEMENTS INCLUDE PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, INCLUDING PLANS AND OBJECTIVES RELATING TO THE PRODUCTS AND THE FUTURE
ECONOMIC PERFORMANCE OF THE COMPANY.   ASSUMPTIONS RELATING TO THE FOREGOING
INVOLVE JUDGMENTS WITH RESPECT TO, AMONG OTHER THINGS, FUTURE ECONOMIC, COMPETITIVE AND MARKET CONDITIONS, FUTURE BUSINESS DECISIONS, AND THE TIME AND MONEY REQUIRED TO SUCCESSFULLY COMPLETE DEVELOPMENT PROJECTS, ALL OF WHICH ARE DIFFICULT OR IMPOSSIBLE TO PREDICT ACCURATELY AND MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY. ALTHOUGH THE COMPANY BELIEVES THAT THE ASSUMPTIONS UNDERLYING THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE REASONABLE, ANY OF THOSE ASSUMPTIONS COULD PROVE INACCURATE AND, THEREFORE, THERE CAN BE NO ASSURANCE THAT THE RESULTS CONTEMPLATED IN ANY OF THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN WILL BE REALIZED. BASED ON ACTUAL EXPERIENCE AND BUSINESS DEVELOPMENTS, THE IMPACT OF WHICH MAY CAUSE THE COMPANY TO ALTER ITS MARKETING, CAPITAL EXPENDITURE PLANS OR OTHER BUDGETS, WHICH MAY IN TURN AFFECT THE COMPANY'S RESULTS OF OPERATIONS IN LIGHT OF THE SIGNIFICANT UNCERTAINTIES INHERENT IN THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN, THE INCLUSION OF ANY SUCH STATEMENT SHOULD NOT BE REGARDED AS A REPRESENTATION BY THE COMPANY OR ANY OTHER PERSON THAT THE OBJECTIVES OR PLANS OF THE COMPANY WILL BE ACHIEVED.